Dreyfus Money Market Fund* PROSPECTUS March 31, 2026 Ticker Symbol: Service shares (GMBXX)

Contents

Fund Summary

Fund Summary	1
Fund Details

Goal and Approach	5
Investment Risks	6
Management	8
Shareholder Guide

Buying and Selling Shares	10
General Policies	12
Distributions and Taxes	13
Financial Highlights

Financial Highlights	14
For More Information

See back cover.
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

* Effective May 29, 2026, the fund's name will change from Dreyfus Money Market Fund to BNY Dreyfus Money Market Fund.

Fund Summary

Investment Objective

The fund seeks as high a level of current income as is consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Service Shares
Management fees	.20
Other expenses:
Administrative services fees	.55
Shareholder services fees	.25
Miscellaneous other expenses	.04
Total other expenses	.84
Total annual fund operating expenses	1.04
Fee waiver and/or expense reimbursement*	(.04)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.00

* The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed, until at least March 31, 2027, to waive receipt of its fees and/or assume the direct expenses of the fund's Service shares so that the direct expenses of the fund's Service shares (excluding taxes, brokerage commissions and extraordinary expenses) do not exceed 1.00%. On or after March 31, 2027, BNY Mellon Investment Adviser, Inc. may terminate the expense limitation agreement at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense limitation agreement by BNY Mellon Investment Adviser, Inc. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$102	$327	$570	$1,267
Principal Investment Strategy

To pursue its goal, the fund normally invests in a diversified portfolio of high quality, short-term, dollar-denominated debt securities, including: securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities; certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches; repurchase agreements, including tri-party repurchase agreements; asset-backed securities; domestic and dollar-denominated foreign commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest; and dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies. The fund's investments are concentrated in the banking industry, because the fund normally invests at least 25% of its assets in domestic or dollar-denominated foreign bank obligations.

The fund is a money market fund subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and seeks to maintain a stable share price of $1.00.

Principal Risks

An investment in the fund is not a bank account or a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares. The fund's yield will fluctuate as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates. BNY Mellon Investment Adviser, Inc. and its affiliates are not required to reimburse the fund for losses, and you should not expect that BNY Mellon Investment Adviser, Inc. or its affiliates will provide financial support to the fund at any time, including during periods of market stress. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk: This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could impair the fund's ability to maintain a stable net asset value. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. It is difficult to predict the pace at which central banks or monetary authorities may increase (or decrease) interest rates or the timing, frequency, or magnitude of such changes. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the fund, depending on the interest rate environment or other circumstances.

• Liquidity risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing the fund's ability to maintain a stable net asset value.

• Credit risk: Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. Although the fund invests only in high quality debt securities, the credit quality of the securities held by the fund can change rapidly in certain market environments, and the default or a significant price decline of a single holding could impair the fund's ability to maintain a stable net asset value.

• Liquidity fee risk: The fund may impose a discretionary liquidity fee upon the redemption of fund shares if such a fee is determined to be in the best interests of the fund. The fund's board has delegated to Dreyfus the responsibility to make liquidity fee determinations pursuant to board-approved written guidelines. If a discretionary liquidity fee is imposed by the fund, it would reduce the amount a redeeming shareholder would receive upon the sale of fund shares during the period the fee is in effect. If the fund imposes a discretionary liquidity fee, it is possible that it may return the fee to shareholders in the form of a distribution at a later time.

• Banking industry risk: The risks generally associated with concentrating investments (i.e., hold 25% or more of its total assets) in the banking industry include interest rate risk, credit risk, and regulatory developments relating to the banking industry. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. An adverse development in the banking industry (domestic or foreign) may affect the value of the fund's investments more than if such investments were not concentrated in the banking industry.

• Foreign investment risk: The risks generally associated with dollar-denominated foreign investments include economic and political developments, seizure or nationalization of deposits, imposition of taxes or other restrictions on payment of principal and interest. The imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. In addition, the fund will be subject to the risk that an issuer of foreign sovereign debt or the government authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.

• U.S. Treasury securities risk: A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

• Government securities risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S.

government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself.

• Repurchase agreement counterparty risk: The fund is subject to the risk that a counterparty in a repurchase agreement and/or, for a tri-party repurchase agreement, the third party bank providing payment administration, collateral custody and management services for the transaction, could fail to honor the terms of the agreement. If this occurs, the fund may suffer a loss if the proceeds from the sale of the underlying securities are less than the repurchase price.

• Asset-backed securities risk: Asset-backed securities are subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities. General downturns in the economy could cause the value of asset-backed securities to fall. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments.  In addition, turbulence in financial markets and reduced liquidity in fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Local, regional or global events such as war, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, recessions, elevated levels of government debt, changes in trade regulation or economic sanctions, internal unrest and discord, or other events could have a significant impact on the fund and its investments.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Service shares from year to year. The table shows the average annual total returns of the fund's Service shares over time. The fund's past performance is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)
Service Shares

During the periods shown in the chart: Best Quarter 2023, Q4: 1.16 Worst Quarter 2022, Q1: 0.00

Average Annual Total Returns as of 12/31/25
	1 Year	5 Years	10 Years
Service Shares	3.46%	2.65%	1.60%
For the fund's current yield for Service shares, call toll-free 1-800-373-9387 (inside the U.S. only).
Portfolio Management

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYIA). BNYIA has engaged its affiliate, Dreyfus, a division of Mellon Investments Corporation, to serve as the fund's sub-adviser.

Purchase and Sale of Fund Shares

Investments in the fund are limited to accounts beneficially owned by natural persons. The fund's Service shares are available to investors who purchase fund shares through a third party, such as a bank, broker-dealer or financial adviser.

In general, the minimum initial investment for the fund's Service shares is $1,000 and the minimum subsequent investment is $1.00. You may sell (redeem) your shares on any business day by contacting your broker-dealer.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Retirement Plans include qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but do not include IRAs (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs)).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Details

Goal and Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital.

To pursue its goal, the fund normally invests in a diversified portfolio of high quality, short-term, dollar-denominated debt securities, including:

• securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities

• certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches

• repurchase agreements, including tri-party repurchase agreements

• asset-backed securities

• domestic and dollar-denominated foreign commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest

• dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies

The fund's investments are concentrated in the banking industry, because the fund normally invests at least 25% of its assets in domestic or dollar-denominated foreign bank obligations.

The fund is a money market fund, subject to the maturity, quality, liquidity and diversification requirements of Rule
2a-7 under the Investment Company Act of 1940, as amended, and seeks to maintain a stable share price of $1.00.

The fund has been designated as a "retail money market fund" (Retail Fund). As a Retail Fund, investments in the fund are limited to accounts beneficially owned by natural persons. A Retail Fund's board (or its delegate) is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Retail Fund, if the board (or its delegate) determines that it is in the best interests of the fund to do so.

Among other requirements, the fund is required to invest (as measured at acquisition) at least 50% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. In addition, the fund is required to invest (as measured at acquisition) at least 25% of its assets in cash, U.S. Treasury securities or securities that can readily be converted into a cash within one business day. The fund must maintain an average dollar-weighted portfolio maturity of 60 days or less and a maximum weighted average life to maturity of 120 days.

In response to liquidity needs or unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

The fund invests in “eligible securities” as defined under Rule 2a-7 at the time of acquisition, which include (i) U.S. government securities (ii) shares of other money market funds; and (iii) securities and repurchase agreements that present minimal credit risk, based on Dreyfus's assessment of the issuer's, guarantor's or counterparty's credit quality and capacity to meet its financial obligations, among other factors. As part of this assessment, to the extent relevant information is available, Dreyfus also evaluates whether environmental, social and governance (ESG) factors could have a positive, negative or neutral impact on the entity's credit risk profile. In evaluating ESG factors, Dreyfus considers ESG research developed by one or more of its affiliates or third parties, including ESG assessments and commentary provided by credit rating agencies, and other material ESG information as available. ESG data provided by affiliated and unaffiliated data providers may lack standardization, consistency and transparency, may be limited and/or subjective and may not be available, complete or accurate. Based on its evaluation of ESG factors, Dreyfus may adjust the applicable credit or maturity limits for the relevant issuer, guarantor or counterparty. Dreyfus, however, may determine, across all investments within the fund, that other attributes of creditworthiness, such as sources of liquidity and market positioning, outweigh ESG considerations when making an investment decision, and may not consider available ESG data in connection with every investment decision it makes on behalf of the fund.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the fund's Statement of Additional Information.

Investment Risks

An investment in the fund is not a bank account or a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares. The fund's yield will fluctuate as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates. BNYIA and its affiliates are not required to reimburse the fund for losses, and you should not expect that BNYIA or its affiliates will provide financial support to the fund at any time, including during periods of market stress. The fund is subject to the following principal risks:

• Interest rate risk: Prices of fixed-income securities tend to move inversely with changes in interest rates. Interest rate risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could impair the fund's ability to maintain a stable net asset value.  A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. It is difficult to predict the pace at which central banks or monetary authorities may increase (or decrease) interest rates or the timing, frequency, or magnitude of such changes.  A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and impair the fund's ability to maintain a stable net asset value. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. In such an interest rate environment, the fund may be subject to a greater risk of principal decline from rising interest rates. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the fund from taking full advantage of the rising interest rates in a timely manner. However, in a declining interest rate environment, the fund may benefit from a lag due to an obligation's interest rate payment not being immediately impacted by a decline in interest rates.

• Liquidity risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing the fund's ability to maintain a stable net asset value. Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may impair the fund's ability to maintain a stable net asset value.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments.  In addition, turbulence in financial markets and reduced liquidity in fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, recessions, elevated levels of government debt, changes in trade regulation or economic sanctions, internal unrest and discord, or other events could have a significant impact on the fund and its investments.

• Credit risk: Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall, lowering the value of the fund's investment in such security. Although the fund invests only in high quality debt securities, any of the fund's holdings could have its credit rating downgraded or could default. The credit quality and prices of the securities held by the fund can change rapidly in certain market environments, and the default or a significant price decline of a single holding could impair the fund's ability to maintain a stable net asset value.

• Liquidity fee risk: The fund may impose a discretionary liquidity fee upon the redemption of fund shares if such a fee is determined to be in the best interests of the fund. The fund's board has delegated to Dreyfus the responsibility to make liquidity fee determinations pursuant to board-approved written guidelines. If a discretionary liquidity fee is imposed by the fund, it would reduce the amount a redeeming shareholder would receive upon the sale of fund shares during the period the fee is in effect. If the fund imposes a discretionary liquidity fee, it is possible that it may return the fee to shareholders in the form of a distribution at a later time.

• Banking industry risk: The risks generally associated with concentrating investments (i.e., hold 25% or more of its total assets) in the banking industry include interest rate risk, credit risk, and regulatory developments relating to the banking industry such as extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects on profitability due to increases in interest rates or loan losses; severe price competition; and increased inter-industry consolidation and competition. An adverse development in the banking industry (domestic or foreign) may affect the value of the fund's investments more than if such investments were not invested to such a degree in the banking industry. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal, regulatory and monetary policy and general economic cycles. For example, deteriorating economic and business conditions can disproportionately impact companies in the banking industry due to increased defaults on payments by borrowers. Moreover, political and regulatory changes can affect the operations and financial results of companies in the banking industry, potentially imposing additional costs and expenses or restricting the types of business activities of these companies.

• Foreign investment risk: The risks generally associated with dollar-denominated foreign investments include economic and political developments, seizure or nationalization of deposits, imposition of taxes or other restrictions on payment of principal and interest.  The imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. Investments by the fund in foreign securities, whether issued by a foreign government, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, more or less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. The legal remedies for investors may be more limited than the remedies available in the United States. In addition, changes in the exchange rate of a foreign currency relative to the U.S. dollar (e.g., weakening of the currency against the U.S. dollar) may adversely affect the ability of a foreign issuer to pay interest and repay principal on an obligation. In addition, the fund will be subject to the risk that an issuer of foreign sovereign debt or the government authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.

• Repurchase agreement counterparty risk: The fund is subject to the risk that a counterparty in a repurchase agreement and/or, for a tri-party repurchase agreement, the third party bank providing payment administration, collateral custody and management services for the transaction, could fail to honor the terms of the agreement. If this occurs, the fund may suffer a loss if the proceeds from the sale of the underlying securities are less than the repurchase price.

• U.S. Treasury securities risk: A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, such guarantees do not extend to shares of the fund itself. Because U.S. Treasury securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Government securities risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Asset-backed securities risk: Asset-backed securities are subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities. General downturns in the economy could cause the value of asset-backed securities to fall. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates.

In addition to the principal risks described above, the fund is subject to the following additional risk:

• ESG evaluation risk: As part of Dreyfus's assessment of an counterparty's credit quality and capacity to meet its financial obligations, the consideration of ESG factors may contribute to the fund making different investments than funds that invest in money market securities but do not incorporate ESG considerations when selecting investments. Under certain economic conditions, this could cause the fund to underperform funds that do not incorporate ESG considerations. For example, the incorporation of ESG considerations may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so or selling securities when it might otherwise be disadvantageous for the fund to do so. Dreyfus's security selection process incorporates ESG data provided by affiliated and unaffiliated data providers, which may be limited for certain repurchase agreement counterparties and/or only take into account one or a few ESG related components. In addition, ESG data may include quantitative and/or qualitative measures, and consideration of this data may be subjective. Different methodologies may be used by the various data sources that provide ESG data for counterparties, including the counterparties themselves. ESG data from data providers used by Dreyfus often lack standardization, consistency and transparency, and, for certain counterparties, such data, including ESG ratings and scores, may not be available, complete or accurate. Dreyfus's evaluation of ESG factors relevant to the financial condition or risk profile of a particular issuer or guarantor or repurchase agreement counterparty, or otherwise, may be adversely affected in such instances. As a result, the fund's investments may differ from, and potentially underperform, funds that do not incorporate ESG considerations or that incorporate ESG data from other sources or utilize other methodologies than the fund.

Management

Investment Adviser

The fund's investment adviser is BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. BNYIA manages approximately $398 billion in 75 mutual fund portfolios. For the fiscal year ended November 30, 2025, the fund paid BNYIA a management fee at the effective annual rate set forth in the table below. The fund paid BNYIA an effective management fee at a lower rate due to an undertaking by BNYIA to waive fees and/or reimburse fund expenses during the period.

Name of Fund	Effective Management Fee (as a percentage of average daily net assets)
Dreyfus Money Market Fund	.19

A discussion regarding the basis for the board approving the fund's management agreement with BNYIA is available in the fund's Form N-CSR for the six-month period ended May 31, 2025.

BNYIA is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. Whether providing financial services for institutions, corporations or individual investors, BNY delivers informed investment management and investment services in 35 countries. BNY is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY has $59.3 trillion in assets under custody and administration and $2.2 trillion in assets under management. BNY is the corporate brand of The Bank of New York Mellon Corporation and may be used to reference the corporation as a whole and/or its various subsidiaries generally. BNY Investments is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bny.com/investments.

The asset management philosophy of BNYIA is based on the belief that discipline and consistency are important to investment success. For each fund, BNYIA seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Sub-Adviser

BNYIA has engaged its affiliate, Dreyfus, to serve as the fund's sub-adviser, pursuant to a sub-investment advisory agreement between BNYIA and Dreyfus. Dreyfus, subject to BNYIA's supervision and approval, provides investment advisory assistance and research and the day-to-day management of the fund's assets.  Dreyfus is a division of Mellon Investments Corporation, a registered investment adviser and an indirect wholly-owned subsidiary of BNY, with its principal office located at One Boston Place, 15th Floor, Boston, MA 02108.  As of December 31, 2025, Mellon Investments Corporation had approximately $1.0 trillion of assets under management, which includes approximately $467.5 billion in assets managed by investment personnel of Mellon Investments Corporation acting in their capacity as officers of affiliated entities (including BNYIA) and the Dreyfus division of Mellon Investments Corporation.

A discussion regarding the basis for the board approving the sub-investment advisory agreement between BNYIA and Dreyfus is available in the fund's Form N-CSR for the six-month period ended May 31, 2025.

Distributor

BNY Mellon Securities Corporation (BNYSC), a wholly-owned subsidiary of BNYIA, serves as distributor of the fund and of the other funds in the BNY Mellon Family of Funds. Any shareholder services fees are paid to BNYSC for providing shareholder account service and maintenance. BNYIA or BNYSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the BNY Mellon Family of Funds or provide other services. Such payments are separate from any shareholder services fees or other expenses that may be paid by the fund to those financial intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to financial intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from BNYIA's or BNYSC's own resources to financial intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, BNYIA or BNYSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

Service shares of the fund are subject to an annual shareholder services plan fee of .25% payable to the fund's distributor in respect of the provision of personal services to shareholders, such as answering shareholder inquiries regarding the fund, and/or the maintenance of shareholder accounts. Service shares are subject to an annual administrative services plan fee of .55% payable to the fund's distributor in respect of the provision of recordkeeping and other related services. The fund's distributor may pay financial intermediaries from the fees it receives under the shareholder services plan and/or administrative services plan for the provision of such services by the financial intermediaries to their clients who are beneficial owners of Service shares of the fund.

The fund, BNYIA, Dreyfus and BNYSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees is done in a manner that does not disadvantage the fund or other client accounts.

Shareholder Guide

Buying and Selling Shares

The fund's Service shares are available to investors who purchase shares through a third party such as a bank, broker-dealer or financial adviser, or through a Retirement Plan. Third parties who open fund accounts on behalf of their clients may impose policies, limitations and fees which are different than those described herein. The fund offers other classes of shares, which are described in separate prospectuses. Third parties purchasing fund shares on behalf of their clients determine which class of shares is suitable for their clients. The fund is not responsible for any additional share class eligibility requirements, investment minimums, exchange privileges, or other policies imposed by financial intermediaries. Consult a representative of your financial institution or Retirement Plan, if applicable, for further information.

The fund's portfolio securities are valued at amortized cost, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. The fund uses this valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, in order to be able to maintain a price of $1.00 per share.

At least daily, the fund compares the net asset value (NAV) using amortized cost to its NAV using available market quotations or market equivalents, which generally are provided by an independent pricing service. The pricing service's procedures are reviewed under the general supervision of the board.

Investments in the fund are limited to accounts beneficially owned by natural persons (i.e., human beings).

As a "retail" money market fund, the fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. Natural persons may invest in the fund directly, jointly with other natural persons or through certain tax-advantaged savings accounts, trusts and other retirement and investment accounts, which may include, among others: participant-directed defined contribution plans; IRAs; custodial accounts; deferred compensation plans for government or tax-exempt organization employees; medical savings accounts; college savings plans; health savings account plans; ordinary trusts and estates of natural persons; or certain other retirement and investment accounts with ultimate investment authority held by the natural person beneficial owner, notwithstanding having an institutional decision maker making day to day decisions (e.g., a plan sponsor in certain retirement arrangements or an investment adviser managing discretionary investment accounts). If a shareholder account is identified as potentially not being beneficially owned by a natural person, and it cannot be established that the shareholder can be re-categorized, the shareholder will be contacted and requested to redeem its fund shares. If the shareholder is not responsive and/or does not redeem the shares as requested (typically within five business days of the request), the shares will be redeemed at the initiation of the fund. The fund and its agents will not be responsible for any loss in an investor's account or tax liability resulting from an involuntary redemption.

Financial intermediaries are required, to the extent that they hold investments in the fund, to ensure compliance of such investments with the terms and conditions for investor eligibility as set forth above. Such financial intermediaries will be expected to have policies and procedures that are reasonably designed to limit all beneficial owners of the fund on behalf of whom they place purchase orders to natural persons. The fund may involuntarily redeem shares held through intermediaries that do not assist the fund so that the fund may conclude that such shares are beneficially owned by natural persons. Financial intermediaries must promptly report to the fund the identification of any beneficial owner of shares of the fund that is not a natural person of which they are aware and promptly take steps to redeem any such shares of the fund.

The fund's NAV is calculated on any day the New York Stock Exchange (NYSE) is open. In addition, the fund's NAV will be calculated on any day the NYSE is closed but the Federal Reserve Bank is open and the Securities Industry and Financial Markets Association (SIFMA) recommends that fixed income securities markets be open for the day or a portion of the day.

The fund's NAV is generally calculated every hour on the hour from 8:00 a.m. to 5:00 p.m., Eastern time, each day the fund accepts purchase orders and redemption requests (each such time, the trading deadline for orders "in proper form" (as defined below)). In its discretion, a fund's board may elect to calculate the fund's NAV once per day.

In the case of an emergency, if regular trading on the NYSE is restricted or the NYSE closes early, the fixed income securities markets or the Federal Reserve Bank closes early, or as otherwise permitted by the Securities and Exchange Commission, the fund may elect to close early. If the fund closes early on a business day, then the fund will calculate its last NAV as of the time of such closing and the fund must receive purchase orders and redemption requests prior to such closing time.

How to Buy Shares

Orders in proper form received and accepted by the fund or a financial intermediary that serves as agent for the fund will become effective at the NAV next determined after it is received by the fund or the financial intermediary that serves as agent for the fund, and the shares purchased will receive the dividend declared on that day provided the shares are not redeemed prior to the last NAV determined that day. An order to purchase shares received by the fund will be deemed to be "in proper form" if the fund receives "federal funds" or other immediately available funds promptly thereafter. Unless other arrangements have been agreed to in advance, the fund generally expects to receive the funds within two hours after the order is received by the fund or a financial intermediary that serves as agent for the fund, or by 6:00 p.m., Eastern time, whichever is earlier. An order in proper form received and accepted after the time of day at which the fund calculates its last NAV will be priced at the first NAV determined on the following business day, and will begin to accrue dividends on such business day.

Orders submitted through a financial intermediary that does not serve as an agent for the fund are priced at the fund's NAV next calculated after the fund receives the order in proper form from the intermediary and accepts it, which may not occur on the day the order is submitted to the intermediary. Intermediaries are responsible for transmitting accepted orders and payments to the transfer agent within the time period agreed upon by them and will set times by which orders and payments must be received by them from their clients.

If payment is not received within the appropriate time period, the fund reserves the right to cancel the purchase order at its discretion, and the investor would be liable for any resulting losses or expenses incurred by the fund or the fund's transfer agent, including interest charges.

How to Sell Shares

You may sell (redeem) shares at any time through your financial representative. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund or a financial intermediary that serves as agent for the fund. Orders submitted through a financial intermediary that does not serve as an agent for the fund are priced at the fund's NAV next calculated after the fund receives the order in proper form from the intermediary and accepts it, which may not occur on the day the order is submitted to the intermediary.

Redemption proceeds normally will be wired to your financial intermediary within one business day after the request is received in proper form. Payment of redemption proceeds may take longer than the number of days the fund typically expects and may take up to seven days after the order is received in proper form, particularly during periods of stressed market conditions or very large redemptions or excessive trading.

The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by the fund or the determination of the fair value of the fund's net assets not reasonably practicable; or (iii) as permitted by order of the Securities and Exchange Commission for the protection of fund shareholders. For these purposes, the Securities and Exchange Commission determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.

Under normal circumstances, the fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, pursuant to an interfund lending order granted by the Securities and Exchange Commission, the fund, and certain other money market funds in the BNY Mellon Family of Funds, may borrow money from certain money market funds in the BNY Mellon Family of Funds for temporary or emergency purposes to meet redemption requests. The fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in-kind"), if the amount redeemed is large enough to affect fund operations or the redemption request is during stressed market conditions. Investors are urged to call BNY Institutional Services before effecting any large transactions. Securities distributed in connection with any such redemption in-kind are expected to generally represent the investor's pro rata portion of assets held by the fund immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, restricted securities, odd lots or fractional shares. Any securities distributed in-kind will remain exposed to market risk until sold, and you may incur taxable gain when selling the securities.

Liquidity Fees on Fund Redemptions. Under Rule 2a-7, the fund's board (or its delegate) is permitted to impose a liquidity fee on redemptions (up to 2%) from the fund, if the board (or its delegate) determines that it is in the best interests of the fund to do so. The fund's board has delegated to Dreyfus the responsibility to make liquidity fee determinations pursuant to board-approved written guidelines. Dreyfus generally expects that a liquidity fee would be imposed, if at all, during periods of extraordinary market stress. While Dreyfus may, in its discretion, impose a liquidity fee at any time, Dreyfus generally expects that a liquidity fee would be imposed, if at all, as of the beginning of the next business day following the announcement that the fund has imposed the liquidity fee.

If Dreyfus determines that a liquidity fee is in the best interests of the fund, the fund will promptly notify fund shareholders through a supplement to the fund's summary prospectus and prospectus and will disclose the imposition of the liquidity fee on the fund's website at www.dreyfus.com. Unprocessed purchase orders that the fund received prior to notification of the imposition of a liquidity fee will be cancelled unless re-confirmed. Under certain circumstances, the fund may honor or pay redemptions without adding a liquidity fee to the redemption amount (or effect an exchange without imposing a liquidity fee) if the fund can verify that the redemption or exchange order was submitted to an intermediary that serves as agent for the fund or the fund's transfer agent before the fund imposed a liquidity fee.

General Policies

The fund and the fund's transfer agent are authorized to act on telephone or online instructions from any person representing himself or herself to be the investor and reasonably believed by the fund or the transfer agent to be genuine. An investor may be responsible for any fraudulent telephone or online order as long as the fund or the fund's transfer agent (as applicable) takes reasonable measures to confirm that the instructions are genuine. In addition, neither the fund nor the fund's transfer agent will be responsible for any account losses because of fraud if the fund or the fund's transfer agent (as applicable) reasonably believes that the person transacting business on your account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any fund account statements that you receive. It is important that you contact the fund immediately about any transactions or changes to your account that you believe to be unauthorized. All shareholder services and privileges offered to shareholders may be modified or terminated at any time, except as otherwise stated in the fund's Statement of Additional Information (SAI). Please see the fund's SAI for additional information on buying and selling shares, privileges and other shareholder services.

If you invest through a financial intermediary (rather than directly through the fund), the policies may be different than those described herein. For example, banks, brokers, Retirement Plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Please consult your financial representative.

Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although BNYIA discourages excessive trading and other abusive trading practices, the fund has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of fund shares. BNYIA also believes that money market funds, such as the fund, are not typically targets of abusive trading practices. However, frequent purchases and redemptions of the fund's shares could increase the fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund's portfolio, which could detract from the fund's performance. The fund reserves the right to reject any purchase or exchange request in whole or in part. Funds in the BNY Mellon Family of Funds that are not money market mutual funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds, which may apply to exchanges from or into the fund. If you plan to exchange your fund shares for shares of another fund in the BNY Mellon Family of Funds, please read the prospectus of that other fund for more information.

The fund also reserves the right to

• change or discontinue fund exchanges, or temporarily suspend exchanges during unusual market conditions

• change its minimum investment amount

The fund also may process purchase and sale orders and calculate its NAV on days that the fund's primary trading markets are open and the fund's management determines to do so.

Small Account Policy

Low balance accounts may be subject to a small account fee or to redemption, as described below.

To offset the relatively higher cost of maintaining smaller shareholder accounts, if the net asset value of your account is below the fund's minimum initial investment requirement for the particular class of fund shares, the fund may charge your account a fee of $10.00 that is determined and assessed annually. The small account fee will be charged by redeeming shares in your account.

For certain accounts, if the net asset value of your account is below the fund's minimum initial investment requirement for the particular class of fund shares, the fund reserves the right to redeem all of the remaining shares in your account, close the account and send you the redemption proceeds. Accounts of shareholders who have accounts in other funds in the BNY Mellon Family of Funds with aggregate net assets of greater than $10,000, accounts participating in automatic investment programs, Retirement Plan accounts and accounts opened through certain financial intermediaries will not be subject to mandatory redemption.

Before either of the actions described above is taken, you will be given 60 days' advance written notice to give you time to increase your account balance to the required minimum amount if you are eligible to invest in the fund and have an address in good order with the fund's transfer agent.

Escheatment

If your account is deemed "abandoned" or "unclaimed" under state law, the fund may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the fund's transfer agent or distributor by mail or telephone or accessing your account through the fund's website at least once a year, and promptly cash all checks for dividends, capital gains and redemptions. The fund, the fund's transfer agent and BNYIA and its affiliates will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

Distributions and Taxes

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund ordinarily declares dividends from its net investment income on each day its NAV is calculated and normally pays dividends monthly and capital gain distributions, if any, annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges imposed by the fund on reinvestments.

The fund's distributions are taxable as ordinary income or capital gains (unless you are investing through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan, in which case taxes may be deferred). Distributions that are federally taxable as ordinary income or capital gains are generally subject to the state's personal income taxes.

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If a liquidity fee is imposed in connection with the redemption of your fund shares, the Internal Revenue Service will require you to report any gain or loss recognized from your redemption. If you held your shares as a capital asset, the gain or loss that you recognize will be a capital gain or loss, and will be long-term or short-term, generally depending on how long you have held your shares. Any liquidity fees you incur on shares redeemed will generally decrease the amount of any capital gain (or increase the amount of any capital loss) you recognize with respect to such redemption.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Financial Highlights

These financial highlights describe the performance of the fund's Service shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been derived from the fund's financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's Form N-CSR, which is available upon request.

	Year Ended November 30,
Dreyfus Money Market Fund -Service Shares	2025	2024	2023	2022	2021[a]
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Net investment income	.035	.044	.041	.008	.000[b]
Distributions:
Dividends from net investment income	(.035)	(.044)	(.041)	(.008)	(.000)[b]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	3.52	4.51	4.21	.80	.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.04	1.04	1.04	1.04	1.05
Ratio of net expenses to average net assets[c]	.99[d]	1.00[d]	.98[d]	.63[d]	.13
Ratio of net investment income to average net assets[c]	3.48[d]	4.42[d]	4.10[d]	.76[d]	.01
Net Assets, end of period ($ x 1,000)	802,730	1,164,420	1,115,051	1,677,613	2,058,384

a Effective February 1, 2021, the fund Class B shares were renamed Service shares.

b Amount represents less than $.001 per share.

c Amount inclusive of reduction in expenses due to undertaking.

d Amount inclusive of reduction in fees due to earnings credits.

NOTES

NOTES

For More Information

Dreyfus Money Market Fund
A series of General Money Market Fund, Inc.

More information on this fund is available free upon request, including the following:

Annual/Semi-Annual Report and Financial Statements

Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders and in Form N-CSR. The fund's Form N-CSR contains the fund's financial statements and lists the fund's portfolio holdings. The fund's most recent annual and semi-annual reports and other information, such as the fund's financial statements, are available at www.dreyfus.com.

Statement of Additional Information (SAI)

The SAI provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI, as amended or supplemented from time to time, is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus money market funds generally disclose, at www.dreyfus.com, their complete schedule of holdings on each business day, as of the preceding business day. Each Dreyfus money market fund's month-end posting of its complete portfolio holdings will remain available on the website for six months. From time to time, the fund may make available certain portfolio characteristics, such as allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, upon request.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI and at www.dreyfus.com.

To Obtain Information

By telephone. Call 1-800-373-9387 (inside the U.S. only)

By mail. BNY Institutional Services, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

By E-mail. Send your request to info@bny.com

On the Internet. Certain fund documents can be viewed online or downloaded from: www.dreyfus.com

Reports and other information about the fund are available on the EDGAR Database on the SEC's website at http://www.sec.gov, and that copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

SEC file number: 811-03207

© 2026 BNY Mellon Securities Corporation GEN-P0326SER